SECURITIES AND EXCHANGE COMMISSION


                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   February 9, 2000
                                                _____________________________


                        JACKSONVILLE BANCORP, INC.
                        __________________________



        TEXAS                    0 - 28070                      75-2632781
_____________________________________________________________________________
(State of Incorporation)      (Commission File No.)              (IRS No)




  COMMERCE AND NECHES STREET             JACKSONVILLE, TEXAS           75766
_____________________________________________________________________________
(Address of Principal Executive Offices)                           (Zip Code)



                             (903) 586-9861
_____________________________________________________________________________
         (Registrant's Telephone Number, Including Area Code)



                             NOT APPLICABLE
_____________________________________________________________________________
     (Former Name or Former Address, If Changed Since Last Report)






ITEM 5.   OTHER EVENTS

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated February 9, 2000

























                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date:     2/09/00                  By: /s/ Jerry Chancellor
     -------------                    -----------------------
                                       Jerry Chancellor
                                       President